Intangible Assets, Net (Details 1) - USD ($)	Jun. 30, 2020	Jun. 30, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
2021	$ 99,208
2022	99,208
2023	99,208
2024	96,976
Thereafter	524,187
Total	$ 918,787	$ 10,241